UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class – SPCIX
Advisor Class – SPCAX

ANNUAL REPORT

JUNE 30, 2022

SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class – SPAIX
Advisor Class – SPABX

SilverPepper

SilverPepper Funds

Each a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	10
Consolidated Schedule of Investments.	11
Consolidated Statement of Assets and Liabilities	18
Consolidated Statement of Operations	19
Consolidated Statements of Changes in Net Assets	20
Consolidated Financial Highlights	21
SilverPepper Merger Arbitrage Fund
Fund Performance	23
Schedule of Investments	24
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Statement of Cash Flows	31
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	51
Supplemental Information	53
Expense Examples	55

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

Annual Report Letter to SilverPepper’s Shareholders

June 30, 2022

To my fellow shareholders in the SilverPepper Funds:

With few places to hide, both SilverPepper Funds generated attractive returns over the past year. That’s a satisfying accomplishment.

Consider all the worries of the world we face as investors: the war in Ukraine, China, supply chain issues, regulatory uncertainty, rising interest rates, the crypto implosion, a record CPI inflation rate of 9.1% -- and more specifically, food prices up 12%, and gas prices up 60%.

Worst of all for most investors, the S&P 500 lost -10.62% over the past year and very few analysts believe we’ve hit bottom. Yet, where do we instinctively turn when risk assets go bad? Most investors would rebalance their portfolios into their “low risk” option — bonds. Yet bond funds this past year have punctured investors like falling knives, with the Bloomberg U.S. Aggregate Bond Index falling a whopping -10.62%. And Federal Reserve Bank Chairman Powell has said that the Fed “would resolutely do whatever it takes” to rein in inflation. That means more rate hikes — and potentially more falling knives from your bond funds.

Yet, in this worrisome environment, both of our funds had positive returns. Moreover, they both handily outpaced stocks and bonds. Over the past 12 months, the SilverPepper Commodity Strategies Global Macro Fund (SPCIX) returned 18.78% and the SilverPepper Merger Arbitrage Fund (SPAIX) generated an attractive 3.82%, with the low volatility that you typically expect from bond funds. The SilverPepper Merger Arbitrage Fund also happened to be the #1 Performing Fund in its Morningstar Category, Event Driven, over the trailing 1-year period, ending June 30, 2022, based on total returns. (1 out of 39 funds). These are good results.

The Missing Piece of your Asset Allocation Pie Chart

For the past decade, stocks and bonds have gotten fat off historically low interest rates. Investors reasoned: Why bother with diversification, when “stocks only go up”? So, diversification fell in importance, and investors became dependent – with both stocks and bonds – on low interest rates.

Past performance does not guarantee future results. The performance data quoted represents past performance and current or future returns may be higher or lower. Share prices and investment returns may fluctuate, and an investor’s shares may be worth more or less than the original investment at redemption. For performance data as of the most recent month end, call 855-554-5540

Yet, Nobel Prize Winner Harry Markowitz teaches us that diversification is the only “free lunch” in investing. Harry’s “free lunch” is the improvement in both portfolio returns, and risk, that come from holding a portfolio of assets, each of which move independently of one another.

SilverPepper was built precisely for the purpose of trying to grab that “free lunch”. Our Funds are intended to zig when others zag. Since its inception, the SilverPepper Commodity Strategies Global Macro Fund has delivered negative correlations to bonds (-0.23) and stocks (0.40). Same with the SilverPepper Merger Arbitrage Fund. It’s correlations to bonds (0.13) and stocks (0.41), since inception, are also low, which is why it makes sense to consider our Funds as worthy additions to your asset-allocation pie chart.

One of my colleagues, Kevin Izard, was recounting a conversation he was having with his wonderful wife, Patrice. “I opened all of our statements,” Patrice said. “Every stock and bond fund we owned was down. It was so depressing. We lost more money than I make in a year! Then, I opened the SilverPepper statement, and both Funds were up! How did you guys do it, Kevin?” she exclaimed. Kevin responded, “We planned for it. SilverPepper was premised on the sane idea of not putting all of your eggs in the same basket. Diversification works; it’s just hedging your bets.”

So, it’s satisfying to know that Patrice, and we hope all of our shareholders, are pleased with the metaphorical free lunch our Funds have served up during the past year.

SilverPepper Funds

I.	SilverPepper Commodity Strategies Global Macro Fund

Commodities are a diverse group. Oil responds to different factors than do coffee or wheat. Each of the 23 commodities in our Bloomberg Commodity Index (BCOM) has its own supply and demand characteristics, which push prices higher and lower. During the past 12 months ending June 30, 2022, commodity prices moved strongly higher with the BCOM gaining 24.27% -- but it wasn’t a straight line up. Many individual commodity prices were lower, like copper, cattle, and silver. In fact, in the last few weeks of June, the prices of some commodities nosedived. But despite the recent downturn (it’s actually just created more opportunity for the Fund), we continue to believe that the Bull Commodity SuperCycle story is intact — that most commodity prices have the potential to move higher for many years to come. Why is this our view? Here’s why:

SuperCycle Factors

#1. Inflation is rampant. Energy, clothing, housing, cars, chocolate milk — you name it, prices are up. Indeed, the most recent Consumer Price Index was 9.1% higher in June 2022 than a year earlier, accelerating from May’s 8.6% inflation level. During a European Financial Forum, Federal Reserve Chairman Jerome Powell told listeners “I think we now understand how little we understand about inflation.” Humm. The Fed has two jobs, and maintaining price stability (keeping inflation at or below your target rate) is one of them. Since the 2008 crash, the Fed has kept rates low, near zero at times, and since the COVID Lockdowns alone, the U.S. money supply is up more than 40%. That’s a lot of money out there, chasing goods and services. The fact that the Fed Chair acts baffled, makes me think inflation will stick with us for a while. And once started, inflation becomes difficult to subdue. Expectations of inflation develop a momentum of their own. How? If everyone expects inflation, it becomes a self-fulfilling prophecy, as everyone tries to stay in front of price increases, by raising their own prices, or demanding higher wages. For example, as an employer, just try rolling back wage increases. Those price levels are with us to stay.

But while inflation is bad for us as consumers, it’s pretty good for commodity investors. And going back to my “free lunch” comments, both Goldman Sachs and Vanguard have been outspoken on the positive inflation benefits that commodities produce. For example, Vanguard’s research finds “a 1% rise in unexpected inflation, would produce a 7% to 9% rise in commodities.”* That research shows, in an inflationary environment like now, the power of commodities in a portfolio.

#2. Undersupply. For the past 8 years or so, commodity producers have been shedding capacity and reducing inventory. With capacity down, commodity producers have struggled to catch up with the demand surge that arrived on the back of synchronized monetary and fiscal stimulus. Normally, higher prices would signal producers to go out and produce more. But in many commodity sectors, suppliers are experiencing a shortage of capital. That capital is needed to boost a meaningful supply response. Underinvestment continues to be noticeable in energy markets, in particular. Why? Government regulations and proponents of ESG (Environmental, Social and Governance) investing have made it difficult for producers to respond with more supply. Policy makers and ESG advocates are determined to choke off investment capital to fossil fuels, because their green-energy priorities trump low energy prices. As a result, even with high prices, many producers are reluctant to make the big capital investments necessary to grow supply. Why make a big capital investment, CEOs ponder, if we are going to be regulated out of business? Therefore, we continue to think that commodity prices can continue to run higher, given current supply and demand imbalances, and the lack of investment.

#3. The U.S. Dollar. The U.S. Dollar is the world’s reserve currency — the primary currency for trading commodities, and transacting business across the globe. Today, about 88% of daily foreign currency transactions involve the dollar. But, after years of big U.S. deficits, ballooning total debt levels, and other reserve-currency alternatives, like the Euro, Yuan, and crypto (which is more of a risk asset than a currency these days), all these factors may threaten the dollar’s continued dominance. Another threat arises from the fact that Russia has been selling its oil and gas to India and China and Europe in currencies other than the standard U.S. Petrodollar. Now, the U.S. Dollar Index measures the value of the dollar against a basket of world currencies. The index was established with a base of 100. So, if the dollar index is less than 100, the dollar’s value has declined, relative to that currency basket and vice versa. In the first half of the year, and contrary to my portfolio positioning during most of the year, the dollar actually strengthened from 97 to 108. Yet, even in the face of a rising dollar, commodity prices increased. It’s hard for me to believe the rally continues over the long term. In fact, we see the possibility of the U.S. dollar falling into the low 80s. That would be close to a 25% decline from today’s level. If we get a falling dollar, which will make commodities cheaper for international buyers, it would be an additional boost to commodities going forward.

Putting Money to Work

We entered 2022 with a bullish outlook for commodities, and our portfolio positioning reflected our outlook. In January, we had 140% investment exposure. 119% was exposure to a diverse array of commodities, with the bulk of the remaining exposure to currencies. In currencies, we were short the U.S. dollar against other commodity and trade-related currencies. That provided further bullish exposure to commodities. Our investment exposure remained consistent throughout much of the first half of the year, but as investors began to abandon risk assets, on the heels of the Fed’s tightening, we reduced our total investment exposure as well. In fact, in June, all but two commodities declined in price. Therefore, as of June 30, we had 105% gross exposure to investments. The portfolio composition of the Fund was 91% commodities, with a 4% short position in West Texas Intermediate Crude Oil, and a 9% short dollar position. We believe much of the pullback in June was not based on the fundamentals of supply and demand, but was instead a broader “risk-off” move for the markets. The pullback was steep, especially in industrial metals, but it did not alter our fundamental thesis on commodities. Indeed, as active value managers, we see the dip as an opportunity to put money to work.

Natural Gas — The Transition Fuel That Leads to Profits

The most profitable position in the portfolio for the first half of the year was natural gas, contributing more than 60% of the Fund’s net profits. We ended the first half of the year with 9% of assets invested in natural gas, which is about benchmark weight. However, throughout the quarter, the Fund’s position was as large as 20% of Fund assets, reflecting our keen interest in the importance of this particular fossil fuel.

We are all in favor of green energy, but as someone who is intimately involved in energy markets, it’s hard to shy away from the importance of natural gas. It’s reliable, affordable, and the greenest of fossil fuels. We firmly believe that natural gas is an important and long-serving transition fuel, and that we need more of it. The market is undersupplied, and the increase in natural gas from about $4 per Billion cubic feet (Bcf) at the beginning of the year, to about $6.60 Bcf at the end of June, is a clear sign of demand exceeding supply.

Our position in natural gas is unique among our peers. We have structured our position to reflect our views of the market. We think capital is needed to grow supply. But, as I mentioned, capital is hard to come by, given the hostility to fossil fuels. Hence, we think, to assure future supply for gas consumers, like power plants, prices will have to be bid up. That’s the only incentive likely to get producers to make the investment in future supply. As a result, we have purchased natural gas futures contracts for every month through 2024. Instead of simply buying the front-month natural gas futures contract, like an index fund does, we think this is a smart and differentiated way to invest, allowing us to structure our position to match our long-term thesis.

Natural gas did take a tumble in June, falling from about $9 Bcf, down to current levels of $6 Bcf. Why the decline in American natural gas futures, while the Russia-Ukraine war has caused European natural gas futures to skyrocket? The American decline was the result of a fire at an important LNG (Liquid Natural Gas) facility in Quintana, Texas.

The Freemont plant normally takes natural gas, strips out the water, propane, and butane, and then cools the gas to minus 162 degrees centigrade. This turns the gas into a clear and colorless liquid, and shrinks its volume by 600 times, so it can be more easily shipped. The plant accounts for about 20% of U.S. LNG. With this plant down, unable to liquify, suddenly there was an oversupply of natural gas in the U.S., causing prices to drop. Yet, LNG remains in high demand in Europe, as they try to wean off their dependency on Russian gas. On top of that, the amount of gas in storage is well below 5-year averages. That can leave consumers exposed to price increases in extreme hot or cold weather. Once the Fremont plant resumes production, we think it is in the realm of possibility that natural gas could rise to as much $12 to $15 per Bcf.

Gold Wasn’t Golden

Gold was our largest position at the end of the first half, accounting for about 14% of the portfolio’s assets. But, it was a money loser for the period, losing nearly 1.9% for the half, worse than the BCOM, which lost just 0.10% on its gold holdings. Out of all of the commodities, gold is typically the most responsive to moves in inflation because it is viewed as a hard asset that should, at least, hold or increase in value, when inflation erodes the value of our paper dollars.

However, even though we got the inflation we were looking for, we didn’t get any sustained rise in gold prices. Instead, we got the Fed jawboning that “fighting inflation is their #1 goal,” as they kicked Fed rates 50 basis points higher at their May 4th meeting. So, what happened? Investors bypassed gold, a hard asset, and instead bought the U.S. dollar, a paper asset. Because the U.S. has been more aggressive in turning off the easy money spigots than other nations, the U.S. Dollar Index rallied, trading at parity with the Euro, and breaking 135 with the Japanese Yen. In contrast, gold started the year at about $1,900 per ounce, rallied in late March to slightly above $2,000, while the Fed was sitting on its hands. And then, after the Fed rate hike, gold fell to $1,800 at the end of June. The rise in interest rates really proved to be a big headwind for gold, which does not pay an interest rate to holders. We are now breaking new lows on gold for the year, down into the $1,700s. If it falls into our undervalued zone of around $1,680 per ounce, we will use option positions, and also buy gold again outright.

Walking the Fields, We See Gains in Some Grains

I’ve been spending the bulk of my time at our Research and Development Center in southeastern Minnesota, right in the heart of the midwestern corn belt. And it’s up here, doing research, that you see the daily interplay of factors, ranging from inflation to government policy, on agricultural and energy commodities.

Ethanol prices have risen this year, boosted by the Biden Administration’s mandate to blend more of the biofuel into gasoline. For example, there’s the Poet Biofuels plant, near our Center, that produces 46 million gallons of ethanol a year. I see the trucks lined up at the plant, offloading corn in order to run the plant at capacity. Indeed, U.S. ethanol production has been above 1 million barrels a day since May. This in turn is creating some additional demand for corn, which rose in price by about 12% since the beginning of the year and contributed about 6% of our profits. The price rise for corn also stems from rising input costs, like fertilizer. Furthermore, lots of cold and wet weather delayed planting in the spring, so prices are rising on concerns about the future health of this year’s crop.

Right now, here in Preston, Minnesota, the crops look pretty good. Yet, having just done an inspection of fields throughout the Midwest over the last week, things are inconsistent. Some areas look great. We went into our fields and dug down, and found good soil moisture in the upper six inches, and even down a couple of feet. That deep moisture bodes well for our crop. However, other areas of the Midwest are drier than normal. Although the moisture and heat over the past three weeks have improved conditions for both corn and soybeans, both crops are way behind the blockbuster year we had in 2019. Back then, we were already tasseling on corn, and beans were already podding. Right now, we are still one to two weeks away on this year’s crop. The next two to three weeks will determine corn yields, and August will be when we determine what we are going to get out of the bean fields. In response to this, we are planning on the price of corn and beans to go sideways for the next couple of weeks. From where I sit, however, right now I think beans are more at risk than corn from the supply side, with weather playing a key role over the next couple of weeks.

At the end of June, we had a nice price correction for corn. With input costs up for fertilizer, and from the extra demand from ethanol, we think we are at fair value on corn, for delivery from September to December, in this $5.90 range. However, we do think global demand will be stronger than expected, so we will be buying on dips in corn prices for the new crop (September/October delivery) and will probably go overweight on soybeans.

Finally, we like what we are seeing in wheat. Wheat fell nearly 20% in the month of June, dropping all the way down to pre-Russian-invasion prices. In my mind, the selloff was another technical, “risk-off” move, rather than the result of changing supply and demand dynamics. Not only does the Ukraine-Russia War continue to create chaos around wheat production and market access, but we are at the lowest stocks-to-use ratio (a measure of how much supply is left over after the crop is brought in) in a decade. Given the dicey outlook in Russia and Ukraine, along with the volatility that I expect will ensue, I anticipate owning a core wheat position, supplemented with the purchase of calls on wheat futures contracts, to provide additional exposure to rising prices.

II.	The SilverPepper Merger Arbitrage Fund

The SilverPepper Merger Arbitrage Fund delivered attractive returns over the past 12 months. As mentioned above, relative to our new Morningstar Category of Event Driven Funds, the #1 Performing Fund, based on total return, for the one-year period ending June 30, 2022. (1 out of 39 funds).

Our Fund’s investment strategy includes a “hedge” component, while many of our event-driven peers do not, and so they tend to have much higher exposure to equity markets or equity beta — which has been a significant negative in recent months. So, it shouldn’t be a big surprise if we lag, or if our Morningstar Rating falls, when equity markets rally; nor should it be a huge surprise when we outperform — like now — when equity markets get walloped. But, it’s the hedge component that can play a role in reducing the Fund’s volatility, and reduces its correlation with stock and bond markets.

SPACKs are Wack

One source of our Fund’s superior performance is our continued avoidance of Special Purpose Acquisition Companies (“SPACs” — pronounced “spacks”). These blind pools of capital are raised on speculative hopes of a future merger with a private company. The possibility of a future merger made them tangentially related to merger arbitrage. But there are two significant problems with SPACs: the merger terms are unknown, and no arbitrage is possible! Instead, they’re more of a speculative play on a potential merger and don’t align with our commitment to invest in announced mergers.

Now, SPACs helped our competitors in 2021, when SPAC speculation was running wild. But now, with investors running away from risk over the past six months, “blind” investments have fallen out of favor. Some SPAC indices fell double digits, which has likely contributed to the losses at some of our peer funds.

At SilverPepper, we’re into risk-avoidance — not investing in Fool’s Gold. So, it’s never been hard for us to walk away from these pig-in-a-poke deals. We’ve always maintained, and always told you: The mergers we avoid are more important than the mergers we invest in.

And the mergers we want to avoid most, are the SPACs mergers, that are never announced, don’t always happen, and were always like pie-in-the-sky somewhere over the Big Rock Candy Mountain.

Regulatory Minefield

The biggest challenge for the merger markets has been the barrage of negative news, which raises fear and uncertainty in CEOs’ outlooks. CEOs and markets just don’t like uncertainty, and neither do we. Anything that raises the uncertainty of whether or not a merger deal will close is bad for us. And the biggest source of that uncertainty has come from regulatory and antitrust scrutiny from regulators. These regulators include the Federal Trade Commission (FTC), the Department of Justice (DOJ), the Federal Deposit Insurance Corporation (FDIC), and most relevant for our favorite deals in the financial sector, the Consumer Financial Protection Bureau (CFPB).

The current Director of the CFPB is the controversial Rohit Chopra. He also sits on the board of the Federal Deposit Insurance Corporation (FDIC), which has the ability to block state-chartered bank mergers, such as New York Community Bancorp’s (NYCB) purchase of Flagstar (FBC). He’s controversial because he’s attempting to extract an unprecedented level of concessions from the banks on issues such as climate change, full employment (by limiting layoffs and branch closings), and by demanding larger Community Reinvestment Act commitments.

How are state-chartered banks like NYCB and FBC responding? To circumvent Director Chopra’s unprecedented demands, they’re seeking a national bank charter, in order to be regulated by the Office of the Comptroller of the Currency (OCC), instead of Chopra’s FDIC. But that results in a delay of their merger closing. Fortunately, we exited this deal, and just about every other bank deal late last year, since our minesweepers detected early on the regulatory minefields this gentleman would sow.

Another Chopra Regulatory Minefield

Recently, private equity powerhouse Madison Dearborn Partners announced they would acquire MoneyGram (MG-I), a leading provider of consumer-to-consumer payments, for $1.8 billion. We invested in the deal. Then Chopra, in his capacity as the Director of the CFPB, filed a lawsuit against MG I, accusing them of charging “junk fees.”

A few days later, Director Chopra was called to testify before Congress. Senators grilled him: Where did he get this term “junk fees”? But Chopra declined to even define the term “junk fees,” which serves as the basis of his lawsuit. This led numerous Senators to ask how he expects financial institutions to comply with “his rules” — not the law — when he won’t even define “his rules”? MG I stock fell more than 11% on the news, costing the Fund approximately 25 basis points. Since then, the stock has recovered most of those losses, and we’re still holding it, as the deal is still scheduled to close in the fourth quarter, and if it closes according to the terms of the merger agreement, offers approximately a 9% return.

The regulators weren’t the only problem this year, though. Because of our process, we avoided the sketchiest deals, like Elon Musk’s bid for Twitter. Instead, we look for high quality deals, like Thoma Bravo’s cash bid for software firm, Anaplan. But even this deal got tripped up, when Thoma Bravo cut their bid by a couple of bucks a share in early June, costing the Fund another 25 basis points. We held on through the closing later that month, and recouped 5 basis points, to make the best of a bad situation. This year we also added another arbitrage strategy with a small chunk of assets, around 5% of the portfolio.

Arbitrage Diversification

It’s called Mandatory Preferred Arbitrage (”MPA”), which is merger arbitrage without all the regulatory approvals, and with a definitive closing date. We buy preferred stock, that pays a decent coupon, and that we know is guaranteed to be mandatorily converted to common stock, at a fixed future date. We short the common stock, to eliminate the stock risk, and seek to collect the difference in yield. We anticipate the returns being similar to merger arbitrage, but with even higher levels of certainty around closing dates. There are risks in this market that we face, with probably the biggest being the issuing company going bankrupt. But even in that case, the preferred stock would be senior to the common stock, and likely retain some value. It’s a relatively small opportunity, because there are only a handful outstanding issues. And it’s also challenging to trade in significant volume, which makes it perfect for a small, nimble fund like the SilverPepper Merger Arbitrage Fund.

Avoiding the Blowups

Because of our prudent approach, we have adjusted to the global waves of risk, by battening down the hatches. We continued to cut our overall merger exposure markedly as the end of June approached. In the first quarter, we had 27 deals, and 127% long exposure. By the end of the second quarter, we were down to 21 merger deals, comprising 84% of assets. We continue to favor small and mid-cap deals, which even in this environment, tend to be less-complex businesses, and come with less regulatory risk. And we have just 24% of assets in the large-cap deals, which the bigger, more bloated competitor funds must favor, because of their asset girth. But despite all of the challenges, deals continue to be announced, by savvy market participants scouring for bargains. It is exactly these types of conditions that allow brave CEOs to pick up assets at reduced prices. I think it is also important to remember that as long as our deals close under the terms originally agreed upon at the time the deal was announced, and in a timely manner, we should earn that arbitrage, or profit, on each individual investment. As long as we remain disciplined in choosing which deals to invest in — and those deals close — I remain confident that we will be able to continue to produce attractive risk-adjusted returns over the coming months.

To Another Good Year

We would like to thank all our investors over the years, especially those with the resolve to stand with us since our inception in 2013. We believe those investors have been rewarded with the diversification and lower correlation benefits of the SilverPepper Funds, and we think new investors will be treated similarly if they choose to persist with us through the years ahead. With stocks way down, and bond funds like falling knives, we will strive to keep delivering positive returns — returns that are not dependent on the daily gyrations of the markets — for you and your portfolio.

With warm regards,

Patrick Reinkemeyer

President, SilverPepper LLC

IMPORTANT DISCLOSURE: The views in this letter were as of June 30, 2022 and may not necessarily reflect the same views on the date this letter is published or anytime thereafter. These views are intended to help SilverPepper shareholders in understanding the Funds’ investment strategies and do not constitute investment advice.

All investing involves risk, including the possible loss of principal. There can be no assurance that the Funds will achieve their investment objectives. The SilverPepper Commodity Strategies Global Macro Fund’s specific risks include futures/commodities risk, derivatives risk, Subsidiary risk, high-fee risk, foreign investment risk and non-diversification risk. Futures contracts may fluctuate significantly and unpredictably over short time periods, and commodities are subject to disruptions and distortions, causing loss of principal. The SilverPepper Merger Arbitrage Fund’s specific risk is event 6 risk, which revolves around the successful or unsuccessful completion of an announced merger or acquisition. If a merger does not close as expected, the Fund could lose money. Other risks include smaller companies’ risk, foreign investment risk, derivatives risk and non-diversification risk. Long positions could fall in value and short positions may rise or be imperfect hedges. Specific risks include derivatives risk, high-fee risk, tax risk, foreign investment risk and non-diversification risk. All these risks may increase costs, volatility and lower performance.

Performance Rankings: Morningstar rankings are assigned based on total return. The ranking includes all funds within the Morningstar category “Event Driven.” The SilverPepper Merger Arbitrage Fund Institutional Share class (SPAIX) was ranked 30 out of 37 funds for the five-year period ending 06/30/2022 and 1 out of 39 funds for the trailing 1-year period ending 06/30/2022. Source: Morningstar Direct. Past performance is not indicative of future performance.

The S&P 500 Index, or the Standard & Poor's 500 Index: The Index is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. It is not an exact list of the top 500 U.S. companies by market capitalization because there are other criteria to be included in the index.

The Bloomberg U.S. Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

The Bloomberg Commodity TR Index: As of June 30, 2022, this widely used Index is made up of 23 exchange-traded futures contracts on physical commodities which are weighted within the Index to account for economic significance and market liquidity.

Portfolio holdings are subject to change without notice and are not intended as a recommendation. Please see the Schedule of Investments in this Report for a complete list of Fund holdings.

*	”The potency of commodities as an inflation hedge." Vanguard, August 16, 2021.

Definitions

A basis point is equal to 1/100th of 1 percent, such that 100 basis points are equal to 1 percentage point.

Standard Deviation indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return. If a fund had a mean (average return) of 10%, and a standard deviation of 2%, you would expect the fund’s returns to fall within 12% and 8%, 68% of the time. And 95% of the time, you would expect its return to fall within 6% and 14%.

Beta is the measure of a fund’s sensitivity to market movements, typically as compared an index, such as the S&P 500 Index. By definition, the beta of the market is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the Index in up markets and 10% worse in down markets.

Consumer Price Index: An index measuring the change in the cost of typical wage-earner purchases of goods and services expressed as a percentage of the cost of these same goods and services in some base period.

SilverPepper Commodity Strategies Global Macro Fund

FUND PERFORMANCE at June 30, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Commodity Total Return Index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Bloomberg Commodity Total Return Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 23 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of June 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	18.84%	7.57%	2.29%	10/31/13
Institutional Class	18.78%	7.56%	2.37%	10/31/13
Bloomberg Commodity Total Return Index	24.27%	8.39%	-0.06%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

The expense ratio for the Advisor Class shares was 2.15% and the gross and net expense ratios for the Institutional Class shares were 2.12% and 2.09%, respectively, which were the amounts stated in the current prospectus dated November 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2031 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2022

Principal Amount		Value
	U.S. GOVERNMENT AND AGENCIES - 2.5%
	United States Treasury Bill
$5,000,000	0.745%, 7/14/22[1]	$4,998,165
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $4,998,655)	4,998,165

Number of Contracts
	PURCHASED OPTIONS CONTRACTS — 3.5%
	CALL OPTIONS — 0.8%
	CBOT Corn Futures
150	Exercise Price: $7.05, Notional Amount: $5,287,500, Expiration Date: July 22, 2022	39,375
	CBOT Short-Dated New Crop Soybean Futures
100	Exercise Price: $14.40, Notional Amount: $7,200,000, Expiration Date: July 22, 2022	234,375
100	Exercise Price: $15.40, Notional Amount: $7,700,000, Expiration Date: July 22, 2022	61,250
	CME S&P Emini
20	Exercise Price: $38.80, Notional Amount: $3,880,000, Expiration Date: July 1, 2022	2,200
25	Exercise Price: $38.20, Notional Amount: $4,775,000, Expiration Date: July 2, 2022	15,000
	CMX Gold Futures
50	Exercise Price: $1,830.00, Notional Amount: $9,150,000, Expiration Date: July 1, 2022	6,000
50	Exercise Price: $1,835.00, Notional Amount: $9,175,000, Expiration Date: July 1, 2022	4,500
50	Exercise Price: $1,860.00, Notional Amount: $9,300,000, Expiration Date: July 1, 2022	1,000
50	Exercise Price: $1,840.00, Notional Amount: $9,200,000, Expiration Date: July 8, 2022	24,500
80	Exercise Price: $1,880.00, Notional Amount: $15,040,000, Expiration Date: July 8, 2022	10,400
	NYBOT Coffee 'C' Futures
50	Exercise Price: $2.350, Notional Amount: $4,406,250, Expiration Date: July 8, 2022	61,875
100	Exercise Price: $2.900, Notional Amount: $10,875,000, Expiration Date: July 8, 2022	750
	NYMEX Natural Gas Futures
50	Exercise Price: $6.50, Notional Amount: $3,250,000, Expiration Date: July 26, 2022	50,000
100	Exercise Price: $6.60, Notional Amount: $6,600,000, Expiration Date: July 26, 2022	88,000
50	Exercise Price: $6.30, Notional Amount: $3,150,000, Expiration Date: July 27, 2022	64,000
50	Exercise Price: $7.30, Notional Amount: $3,650,000, Expiration Date: August 26, 2022	57,000
50	Exercise Price: $6.10, Notional Amount: $3,050,000, Expiration Date: August 27, 2022	149,500
	NYMEX WTI Crude Oil Futures
100	Exercise Price: $108.00, Notional Amount: $10,800,000, Expiration Date: July 15, 2022	311,000
	NYMEX WTI Crude Oil Weekly Futures
200	Exercise Price: $106.50, Notional Amount: $21,300,000, Expiration Date: July 1, 2022	184,000
50	Exercise Price: $107.50, Notional Amount: $5,375,000, Expiration Date: July 1, 2022	28,000
50	Exercise Price: $111.75, Notional Amount: $5,587,500, Expiration Date: July 1, 2022	3,500
150	Exercise Price: $112.00, Notional Amount: $16,800,000, Expiration Date: July 1, 2022	9,000
100	Exercise Price: $113.75, Notional Amount: $11,375,000, Expiration Date: July 1, 2022	4,000
30	Exercise Price: $108.50, Notional Amount: $3,255,000, Expiration Date: July 2, 2022	9,600
50	Exercise Price: $108.00, Notional Amount: $5,400,000, Expiration Date: July 8, 2022	98,500
50	Exercise Price: $112.00, Notional Amount: $5,600,000, Expiration Date: July 8, 2022	41,500
	OTC AUD versus USD
150	Exercise Price: $0.695, Notional Amount: $10,425,000, Expiration Date: July 8, 2022	52,500
	OTC EUR versus USD
100	Exercise Price: $1.055, Notional Amount: $13,250,000, Expiration Date: July 8, 2022	58,750
	TOTAL CALL OPTIONS
	(Cost $4,212,063)	1,670,075

	PUT OPTIONS - 2.7%
	CBOT Corn Futures
100	Exercise Price: $6.45, Notional Amount: $3,225,000, Expiration Date: July 22, 2022	168,125
	CBOT Short-Dated New Crop Corn Futures
100	Exercise Price: $6.35, Notional Amount: $3,175,000, Expiration Date: July 22, 2022	163,750
	CBOT Soybean Futures
75	Exercise Price: $16.20, Notional Amount: $6,075,000, Expiration Date: July 22, 2022	293,906

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Number of Contracts		Value
	PURCHASED OPTIONS CONTRACTS - Continued
	PUT OPTIONS - Continued
	CME S&P Emini
50	Exercise Price: $37.30, Notional Amount: $9,325,000, Expiration Date: July 1, 2022	$14,375
30	Exercise Price: $37.90, Notional Amount: $5,685,000, Expiration Date: July 1, 2022	36,750
	CMX Gold Futures
50	Exercise Price: $1,815.00, Notional Amount: $9,075,000, Expiration Date: July 26, 2022	168,500
	CMX Gold Weekly Futures
100	Exercise Price: $1,770.00, Notional Amount: $17,700,000, Expiration Date: July 1, 2022	8,000
130	Exercise Price: $1,800.00, Notional Amount: $23,400,000, Expiration Date: July 1, 2022	58,500
50	Exercise Price: $1,805.00, Notional Amount: $9,025,000, Expiration Date: July 1, 2022	31,500
100	Exercise Price: $1,810.00, Notional Amount: $18,100,000, Expiration Date: July 1, 2022	87,000
50	Exercise Price: $1,815.00, Notional Amount: $9,075,000, Expiration Date: July 1, 2022	59,000
40	Exercise Price: $1,815.00, Notional Amount: $7,260,000, Expiration Date: July 9, 2022	80,000
	NYBOT Coffee 'C' Futures
100	Exercise Price: $2.000, Notional Amount: $7,500,000, Expiration Date: July 8, 2022	3,000
180	Exercise Price: $2.050, Notional Amount: $13,837,500, Expiration Date: July 8, 2022	10,800
200	Exercise Price: $2.100, Notional Amount: $15,750,000, Expiration Date: July 8, 2022	24,000
100	Exercise Price: $2.200, Notional Amount: $8,250,000, Expiration Date: July 8, 2022	56,250
	NYMEX Natural Gas Futures
200	Exercise Price: $6.15, Notional Amount: $12,300,000, Expiration Date: July 26, 2022	1,760,000
100	Exercise Price: $7.35, Notional Amount: $7,350,000, Expiration Date: July 26, 2022	1,963,000
	NYMEX WTI Crude Oil Weekly Futures
35	Exercise Price: $105.00, Notional Amount: $3,675,000, Expiration Date: July 1, 2022	31,850
50	Exercise Price: $106.50, Notional Amount: $5,325,000, Expiration Date: July 1, 2022	83,000
60	Exercise Price: $113.50, Notional Amount: $6,810,000, Expiration Date: July 8, 2022	499,800
	TOTAL PUT OPTIONS
	(Cost $2,896,742)	5,601,106
	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $7,108,805)	7,271,181

Principal Amount
	SHORT-TERM INVESTMENTS - 78.5%
$162,865,083	UMB Bank demand deposit, 0.01%[2]	162,865,083
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $162,865,083)	162,865,083

	TOTAL INVESTMENTS - 84.5%
	(Cost $174,972,543)	175,134,429
	Other Assets in Excess of Liabilities - 15.5%	32,218,799
	TOTAL NET ASSETS - 100.0%	$207,353,228

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Number of Contracts		Value
	WRITTEN OPTIONS CONTRACTS - (1.4)%
	CALL OPTIONS - (0.4)%
	CBOT Short-Dated New Crop Soybean Futures
(100)	Exercise Price: $15.10, Notional Amount: $7,550,000, Expiration Date: July 22, 2022	$(94,375)
	NYMEX Natural Gas Futures
(50)	Exercise Price: $6.90, Notional Amount: $3,450,000, Expiration Date: July 26, 2022	(31,000)
(100)	Exercise Price: $6.95, Notional Amount: $6,950,000, Expiration Date: July 26, 2022	(58,000)
(50)	Exercise Price: $6.50, Notional Amount: $3,250,000, Expiration Date: August 27, 2022	(107,000)
	NYMEX WTI Crude Oil Weekly Futures
(100)	Exercise Price: $109.00, Notional Amount: $10,900,000, Expiration Date: July 15, 2022	(272,000)
(100)	Exercise Price: $111.00, Notional Amount: $11,100,000, Expiration Date: July 15, 2022	(205,000)
	TOTAL CALL OPTIONS
	(Proceeds $1,612,366)	(767,375)

	PUT OPTIONS - (1.0)%
	CBOT Soybean Futures
(75)	Exercise Price: $15.90, Notional Amount: $5,962,500, Expiration Date: July 22, 2022	(215,625)
	CMX Gold Futures
(50)	Exercise Price: $1,780.00, Notional Amount: $8,900,000, Expiration Date: July 26, 2022	(93,500)
	NYMEX Natural Gas Futures
(100)	Exercise Price: $6.80, Notional Amount: $6,800,000, Expiration Date: July 26, 2022	(1,444,000)
	NYMEX WTI Crude Oil Weekly Futures
(60)	Exercise Price: $111.50, Notional Amount: $6,690,000, Expiration Date: July 8, 2022	(399,600)
	TOTAL PUT OPTIONS
	(Proceeds $777,313)	(2,152,725)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $2,389,679)	$(2,920,100)

AUD - Australian Dollar

EUR - Euro

[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securites pledged as collateral was $4,998,165, which represents 2.5% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

FUTURES CONTRACTS

Long Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2022	Unrealized Appreciation (Depreciation)
Commodity Futures
CBOT Corn	December 2022	510	$14,817,959	$15,803,625	$985,666
CBOT Corn	December 2024	50	1,285,184	1,335,000	49,816
CBOT Soybean	August 2022	50	3,895,871	3,901,250	5,379
CBOT Soybean Meal	September 2022	85	3,556,432	3,536,850	(19,582)
CBOT Soybean Oil	December 2022	165	6,518,808	6,381,540	(137,268)
CBOT Wheat	September 2022	130	6,060,752	5,746,000	(314,752)
CME Lean Hogs	August 2022	15	622,465	612,600	(9,865)
CME Lean Hogs	October 2022	35	1,279,038	1,241,450	(37,588)
CME Lean Hogs	December 2022	35	1,189,118	1,160,250	(28,868)
CME Live Cattle	August 2022	240	12,753,816	12,727,200	(26,616)
CMX Copper	September 2022	87	9,269,176	8,069,250	(1,199,926)
CMX Gold	August 2022	198	36,524,924	35,784,540	(740,384)
CMX Gold	December 2022	67	12,510,452	12,244,250	(266,202)
CMX Silver	September 2022	17	1,872,519	1,729,920	(142,599)
ICE Brent Crude Oil	September 2022	61	6,773,115	6,650,830	(122,285)
ICE Brent Crude Oil	November 2022	111	11,964,749	11,413,020	(551,729)
ICE Brent Crude Oil	January 2023	50	5,167,791	4,930,000	(237,791)
ICE Low Sulphur Gas	July 2022	60	5,810,195	6,960,000	1,149,805
ICE Robusta Coffee	September 2022	145	3,049,721	2,947,850	(101,871)
KCBT Hard Red Winter Wheat	September 2022	85	4,228,524	4,044,937	(183,587)
LME Primary Aluminum	July 2022	103	7,890,953	6,263,688	(1,627,265)
LME Primary Aluminum	September 2022	103	7,404,156	6,296,519	(1,107,637)
LME Primary Nickel	July 2022	24	3,312,990	3,261,744	(51,246)
LME Primary Nickel	September 2022	15	2,038,824	2,043,090	4,266
LME Zinc	July 2022	55	5,297,232	4,374,906	(922,326)
LME Zinc	September 2022	55	5,150,613	4,346,031	(804,582)
MGE Red Wheat	September 2022	3	159,593	148,500	(11,093)
NYB Orange Juice	September 2022	4	98,296	103,830	5,534
NYBOT Cocoa	September 2022	90	2,236,835	2,106,000	(130,835)
NYBOT Cocoa	March 2023	25	637,543	601,001	(36,542)
NYBOT Cocoa	May 2023	30	762,432	725,100	(37,332)
NYBOT Coffee 'C'	September 2022	198	16,521,473	17,084,924	563,451
NYBOT Coffee 'C'	December 2022	70	5,690,140	5,960,062	269,922
NYBOT Coffee 'C'	March 2023	45	3,432,209	3,782,531	350,322
NYBOT Coffee 'C'	March 2024	25	1,827,283	2,016,563	189,280
NYBOT Cotton #2	December 2022	61	3,602,312	3,014,620	(587,692)
NYBOT Sugar #11	October 2022	215	4,746,968	4,454,800	(292,168)
NYMEX Natural Gas	August 2022	50	2,352,126	2,712,000	359,874
NYMEX Natural Gas	September 2022	190	12,108,213	10,244,800	(1,863,413)
NYMEX Natural Gas	October 2022	10	250,271	540,900	290,629
NYMEX Natural Gas	November 2022	33	857,343	1,821,600	964,257
NYMEX Natural Gas	January 2023	5	125,916	287,500	161,584
NYMEX Natural Gas	February 2023	5	125,916	278,100	152,184
NYMEX Natural Gas	March 2023	5	125,916	250,600	124,684
NYMEX Natural Gas	April 2023	5	125,916	216,750	90,834
NYMEX Natural Gas	May 2023	5	125,916	212,900	86,984
NYMEX Natural Gas	June 2023	5	125,916	216,100	90,184
NYMEX Natural Gas	July 2023	145	5,683,773	6,359,700	675,927
NYMEX Natural Gas	August 2023	5	125,916	219,800	93,884
NYMEX Natural Gas	September 2023	5	125,916	219,100	93,184
NYMEX Natural Gas	October 2023	60	2,138,408	2,656,200	517,792
NYMEX Natural Gas	November 2023	5	125,916	230,700	104,784
NYMEX Natural Gas	December 2023	5	125,916	243,900	117,984

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

FUTURES CONTRACTS - Continued

Long Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2022	Unrealized Appreciation (Depreciation)
Commodity Futures - Continued
NYMEX Natural Gas	January 2024	5	143,266	250,700	107,434
NYMEX Natural Gas	February 2024	5	143,266	243,850	100,584
NYMEX Natural Gas	March 2024	5	143,266	229,300	86,034
NYMEX Natural Gas	April 2024	20	713,263	820,000	106,737
NYMEX Natural Gas	May 2024	15	523,297	609,150	85,853
NYMEX Natural Gas	June 2024	5	143,266	206,500	63,234
NYMEX Natural Gas	July 2024	5	143,266	209,900	66,634
NYMEX Natural Gas	August 2024	5	143,266	210,300	67,034
NYMEX Natural Gas	September 2024	5	143,266	209,000	65,734
NYMEX Natural Gas	October 2024	5	143,266	212,050	68,784
NYMEX Natural Gas	November 2024	5	143,266	220,850	77,584
NYMEX Natural Gas	December 2024	5	143,266	239,450	96,184
NYMEX NY Harbor ULSD	September 2022	20	3,555,610	3,162,516	(393,094)
NYMEX RBOB Gasoline	September 2022	20	3,038,917	2,857,596	(181,321)

Equity Futures
CME E-mini S&P 500	September 2022	3	561,796	568,434	6,638

Foreign Exchange Futures
CME Euro	September 2022	20	2,692,639	2,634,500	(58,139)
CME Mexican Peso	September 2022	39	976,491	954,720	(21,771)
CME New Zealand Dollar	September 2022	30	1,935,997	1,872,600	(63,397)
Total Long Contracts			$260,040,425	$256,226,337	$(3,814,088)

Short Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2022	Unrealized Appreciation (Depreciation)
Commodity Futures
CBOT Corn	September 2022	(246)	(8,146,054)	(7,733,625)	412,429
CBOT Soybean	November 2022	(42)	(3,012,430)	(3,061,800)	(49,370)
CBT Bloomberg Commodity Index	September 2022	(50)	(672,719)	(585,250)	87,469
CME Live Cattle	April 2023	(175)	(10,742,711)	(10,711,750)	30,961
LME Primary Aluminum	July 2022	(103)	(7,364,113)	(6,263,688)	1,100,425
LME Zinc	July 2022	(55)	(5,158,793)	(4,374,906)	783,887
NYMEX WTI Crude Oil	August 2022	(180)	(21,192,418)	(19,036,800)	2,155,618
NYMEX WTI Crude Oil	September 2022	(18)	(1,953,144)	(1,855,800)	97,344
Total Short Contracts			(58,242,382)	(53,623,619)	4,618,763

TOTAL FUTURES CONTRACTS			$201,798,043	$202,602,718	$804,675

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

FORWARD FOREIGN CURRENCY CONTRACTS

Purchase Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Notional Value	Value at June 30, 2022	Unrealized Appreciation (Depreciation)
Australian Dollar	Societe Generale	AUD per USD	August 15, 2022	2,000,000	$1,423,600	$1,381,052	$(42,548)
Chilean Peso	Societe Generale	CLP per USD	July 25, 2022	735,800,000	881,493	797,126	(84,367)
Japanese Yen	Societe Generale	JPY per USD	July 11, 2022	219,928,000	1,693,034	1,622,030	(71,004)
Chinese Yuan Renminbi	Societe Generale	CNH per USD	July 11, 2022	7,040,900	1,050,536	1,051,890	1,354
					$5,048,663	$4,852,098	$(196,565)

Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Notional Value	Value at June 30, 2022	Unrealized Appreciation (Depreciation)
Chilean Peso	Societe Generale	CLP per USD	July 25, 2022	(735,800,000)	$(794,600)	$(797,126)	$(2,526)
					(794,600)	(797,126)	(2,526)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS					$4,254,063	$4,054,972	$(199,091)

AUD - Australian Dollar

CLP - Chilean Peso

CNH - Chinese Yuan Renminbi

JPY - Japanese Yen

USD - United States Dollar

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of June 30, 2022

Security Type/Industry	Percent of Total Net Assets
U.S. Government and Agencies	2.5%
Purchased Options Contracts	3.5%
Short-Term Investments	78.5%
Total Investments	84.5%
Other Assets in Excess of Liabilities	15.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2022

Assets:
Investments, at value (cost $167,863,738)	$167,863,248
Purchased options contracts, at value (cost $7,108,805)	7,271,181
Cash held by broker for futures contracts	35,074,314
Receivables:
Fund shares sold	206,013
Variation margin on futures contracts	804,675
Dividends and Interest	1,225
Prepaid expenses	10,172
Other assets	15,454
Total assets	211,246,282

Liabilities:
Written options contracts, at value (proceeds $2,389,679)	2,920,100
Foreign currency due to custodian, at value (proceeds $4,306)	3,947
Payables:
Fund shares redeemed	84,704
Unrealized depreciation on forward foreign currency exchange contracts	199,091
Variation margin	213,090
Advisory fees	282,312
Shareholder servicing fees (Note 7)	2,055
Fund administration fees	33,412
Fund accounting fees	20,751
Transfer agent fees and expenses (Note 2)	79,492
Custody fees	3,483
Auditing fees	20,601
Trustees' deferred compensation (Note 3)	7,746
Chief Compliance Officer fees	2,952
Trustees' fees and expenses	1,679
Accrued other expenses	17,639
Total liabilities	3,893,054

Net Assets	$207,353,228

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$112,432,570
Total distributable earnings (accumulated deficit)	94,920,658
Net Assets	$207,353,228

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$3,971,024
Shares of beneficial interest issued and outstanding	428,136
Redemption price per share	$9.28

Institutional Class Shares:
Net assets applicable to shares outstanding	$203,382,204
Shares of beneficial interest issued and outstanding	21,773,164
Redemption price per share	$9.34

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2022

Investment Income:
Interest	$23,362
Total investment income	23,362

Expenses:
Advisory fees	2,887,129
Shareholder servicing fees - Advisor Class (Note 7)	5,939
Fund administration fees	189,562
Fund accounting fees	88,509
Sub-transfer agent fees and expenses - Institutional Class	297,579
Transfer agent fees and expenses	41,518
Custody fees	19,433
Interest expense	157,888
Registration fees	37,001
Legal fees	21,998
Auditing fees	20,601
Chief Compliance Officer fees	19,006
Miscellaneous	17,922
Shareholder reporting fees	21,785
Trustees' fees and expenses	8,641
Insurance fees	3,697
Total expenses	3,838,208
Fees paid indirectly (Note 3)	(1,148)
Sub-transfer agent fees and expenses - Institutional Class recovered	58,120
Net expenses	3,895,180
Net investment income (loss)	(3,871,818)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	168,574
Purchased options contracts	(67,649,043)
Futures contracts	82,477,042
Written options contracts	24,175,445
Forward foreign currency exchange contracts	(447,391)
Foreign currency transactions	(1,650)
Net realized gain (loss)	38,722,977
Net change in unrealized appreciation/depreciation on:
Investments	237
Purchased options contracts	875,099
Futures contracts	(5,123,860)
Written options contracts	(414,247)
Forward foreign currency exchange contracts	(162,818)
Foreign currency translations	428
Net change in unrealized appreciation/depreciation	(4,825,161)
Net realized and unrealized gain (loss)	33,897,816

Net Increase (Decrease) in Net Assets from Operations	$30,025,998

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30, 2022	June 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(3,871,818)	$(2,826,608)
Net realized gain (loss) on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	38,722,977	43,828,080
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	(4,825,161)	3,292,007
Net increase (decrease) in net assets resulting from operations	30,025,998	44,293,479

Distributions to Shareholders:
Advisor Class	(657,901)	-
Institutional Class	(31,284,417)	-
Total distributions to shareholders	(31,942,318)	-

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	1,168,772	1,516,041
Institutional Class	63,787,589	48,735,120
Reinvestment of distributions:
Advisor Class	657,901	-
Institutional Class	31,214,423	-
Cost of shares redeemed:
Advisor Class	(935,496)	(2,916,465)
Institutional Class	(53,006,920)	(49,966,817)
Net increase (decrease) in net assets from capital transactions	42,886,269	(2,632,121)

Total increase (decrease) in net assets	40,969,949	41,661,358

Net Assets:
Beginning of period	166,383,279	124,721,921
End of period	$207,353,228	$166,383,279

Capital Share Transactions:
Shares sold:
Advisor Class	119,066	178,150
Institutional Class	6,620,064	5,738,909
Shares reinvested:
Advisor Class	81,625	-
Institutional Class	3,844,141	-
Shares redeemed:
Advisor Class	(99,781)	(370,984)
Institutional Class	(5,413,759)	(6,151,305)
Net increase (decrease) in capital share transactions	5,151,356	(605,230)

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.71	$7.03	$8.01	$8.70	$8.45
Income from Investment Operations:
Net investment income (loss)[1]	(0.19)	(0.18)	(0.07)	- [2]	(0.11)
Net realized and unrealized gain (loss)	1.72	2.86	(0.91)[6]	(0.25)	0.35
Total from investment operations	1.53	2.68	(0.98)	(0.25)	0.24

Less Distributions:
From net investment income	(1.96)	-	- [2]	(0.44)	-

Redemption fee proceeds[1]	-	-	-	-	0.01

Net asset value, end of period	$9.28	$9.71	$7.03	$8.01	$8.70

Total return[3]	18.84%	38.12%	(12.18)%	(3.06)%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,971	$3,176	$3,655	$4,713	$5,160

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	1.99%[4]	2.15%[4]	2.02%[4]	2.00%[4]	2.15%[4]
After fees waived/recovered	1.99%[4]	2.15%[4]	2.01%[4]	2.01%[4]	2.03%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	(1.98)%	(2.14)%	(0.96)%	0.01%	(1.38)%
After fees waived/recovered	(1.98)%	(2.14)%	(0.95)%	0.00%	(1.26)%

Portfolio turnover rate	0%[5]	244%[5]	4,249%[5]	5,463%[5]	1,040%[5]

[1]	Based on average shares outstanding for the period. Effective November 1, 2017, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.08% for the year ended June 30, 2022. For the prior periods, the ratios would have been lowered by 0.10%, 0.01%, 0.01%, and 0.00%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.
[6]	An affiliate reimbursed the Fund $27,939 for losses from a trade error during the fiscal year ended June 30, 2020. This reimbursement had no impact to the Fund's total return.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.76	$7.07	$8.05	$8.74	$8.51
Income from Investment Operations:
Net investment income (loss)[1]	(0.20)	(0.18)	(0.07)	- [2]	(0.11)
Net realized and unrealized gain (loss)	1.74	2.87	(0.90)[6]	(0.26)	0.36
Total from investment operations	1.54	2.69	(0.97)	(0.26)	0.25

Less Distributions:
From net investment income	(1.96)	-	(0.01)	(0.43)	(0.02)

Redemption fee proceeds[1]	-	-	-	-	- [2]

Net asset value, end of period	$9.34	$9.76	$7.07	$8.05	$8.74

Total return[3]	18.78%	38.05%	(12.10)%	(3.04)%	3.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$203,382	$163,207	$121,066	$116,312	$125,566

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	1.99%[4]	2.12%[4]	2.01%[4]	2.02%[4]	2.17%[4]
After fees waived/recovered	2.02%[4]	2.09%[4]	2.00%[4]	2.00%[4]	1.99%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	(1.98)%	(2.11)%	(0.94)%	(0.01)%	(1.40)%
After fees waived/recovered	(2.01)%	(2.08)%	(0.93)%	0.01%	(1.22)%

Portfolio turnover rate	0%[5]	244%[5]	4,249%[5]	5,463%[5]	1,040%[5]

[1]	Based on average shares outstanding for the period. Effective November 1, 2017, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.08% for the year ended June 30, 2022. For the prior periods, the ratios would have been lowered by 0.10%, 0.01%, 0.01%, and 0.00%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.
[6]	An affiliate reimbursed the Fund $27,939 for losses from a trade error during the fiscal year ended June 30, 2020. This reimbursement had no impact to the Fund's total return.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

FUND PERFORMANCE at June 30, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of June 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	3.52%	0.94%	2.46%	10/31/13
Institutional Class	3.82%	1.20%	2.70%	10/31/13
S&P 500® Index	-10.62%	11.31%	11.40%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Advisor Class shares were 3.43% and 2.80%, respectively, and for the Institutional Class shares were 3.28% and 2.55%, respectively, which were the amounts stated in the current prospectus dated November 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2031 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2022

Number of Shares		Value
	COMMON STOCKS — 79.0%
	COMMUNICATIONS — 0.0%
1	Take-Two Interactive Software, Inc.*	$88
	CONSUMER DISCRETIONARY — 1.3%
5,474	Cornerstone Building Brands, Inc.*	134,058
	FINANCIALS — 12.6%
841	Alleghany Corp.*,1	700,637
7,362	First Horizon Corp.[1]	160,933
—[2]	First Merchants Corp.	—
280	Manning & Napier, Inc. - Class A	3,492
16	Partners Bancorp	145
414	PCSB Financial Corp.	7,903
30,976	Prudential Bancorp, Inc.	468,667
—[2]	QCR Holdings, Inc.	—
—[2]	United Community Banks, Inc.	—
		1,341,777
	HEALTH CARE — 24.1%
1	Avantor, Inc.*	21
6,109	Biohaven Pharmaceutical Holding Co., Ltd.*,3	890,142
16,468	Natus Medical, Inc.*	539,656
10,833	Sierra Oncology, Inc.*,1	595,707
7,098	Turning Point Therapeutics, Inc.*,1	534,125
		2,559,651
	INDUSTRIALS — 7.2%
4,645	Meritor, Inc.*	168,753
17,148	USA Truck, Inc.*	538,790
2,312	Welbilt, Inc.*	55,049
		762,592
	REAL ESTATE — 10.6%
12,731	American Campus Communities, Inc. - REIT	820,767
266	Duke Realty Corp. - REIT	14,617
303	Healthcare Trust of America, Inc. - Class A - REIT	8,457
1,475	PS Business Parks, Inc. - REIT	276,046
		1,119,887
	TECHNOLOGY — 23.2%
26,713	CDK Global, Inc.	1,463,071
6,699	MoneyGram International, Inc.*	66,990
14,616	Plantronics, Inc.*	579,963
5,553	Sailpoint Technologies Holdings, Inc.*	348,062
		2,458,086

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES — 0.0%
1	Dominion Energy, Inc.	$50
673	Macquarie Infrastructure Corp.	2,631
		2,681
	TOTAL COMMON STOCKS
	(Cost $8,434,366)	8,378,820
	PREFERRED STOCKS — 4.8%
	TECHNOLOGY — 4.2%
2,471	Clarivate PLC, 5.250%[3,4]	140,909
3,829	Sabre Corp., 6.500%[4]	305,423
		446,332
	UTILITIES — 0.6%
781	NextEra Energy, Inc., 6.219%[4]	38,491
114	NextEra Energy, Inc., 5.279%[4]	5,807
114	NiSource, Inc., 7.750%[4]	12,898
		57,196
	TOTAL PREFERRED STOCKS
	(Cost $557,781)	503,528
	WARRANTS — 0.0%
	HEALTH CARE — 0.0%
60,475	Adams Pharmaceuticals, Inc., Expiration Date: December 31, 2025*,5	—
60,475	Adams Pharmaceuticals, Inc., Expiration Date: December 31, 2025*,5	—
22,500	ZOGENIX, Inc., Expiration Date: December 31, 2025*,5	—
		—
	TOTAL WARRANTS
	(Cost $0)	—

Principal Amount
	SHORT-TERM INVESTMENTS — 11.6%
$1,229,207	UMB Bank demand deposit, 0.01%6	1,229,207
	TOTAL SHORT-TERM INVESTMENTS

	(Cost $1,229,207)	1,229,207
	TOTAL INVESTMENTS — 95.4%
	(Cost $10,221,354)	10,111,555

	Other Assets in Excess of Liabilities — 4.6%	491,842
	TOTAL NET ASSETS — 100.0%	$10,603,397

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2022

Number of Shares		Value
	SECURITIES SOLD SHORT — (6.9)%
	COMMON STOCKS — (6.9)%
	FINANCIALS — (3.4)%
(330)	Brookline Bancorp, Inc.	$(4,392)
(24,702)	Fulton Financial Corp.	(356,944)
(6)	OceanFirst Financial Corp.	(115)
		(361,451)
	REAL ESTATE — (0.2)%
(303)	Healthcare Realty Trust, Inc. - REIT	(8,242)
(126)	Prologis, Inc. - REIT	(14,824)
		(23,066)
	TECHNOLOGY — (3.0)%
(7,418)	Clarivate PLC*,3	(102,813)
(37,760)	Sabre Corp.*	(220,141)
		(322,954)
	UTILITIES — (0.3)%
(229)	NextEra Energy, Inc.	(17,738)
(342)	NiSource, Inc.	(10,086)
		(27,824)
	TOTAL COMMON STOCKS

	(Proceeds $860,563)	(735,295)
	TOTAL SECURITIES SOLD SHORT

	(Proceeds $860,563)	$(735,295)

REIT – Real Estate Investment

PLC – Public Limited Company

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $1,660,052, which represents 15.7% of total net assets of the Fund.
[2]	Amount represents less than 0.5 shares.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Convertible security.
[5]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $0.
[6]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
SUMMARY OF INVESTMENTS
As of June 30, 2022

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Health Care	24.1%
Technology	23.2%
Financials	12.6%
Real Estate	10.6%
Industrials	7.2%
Consumer Discretionary	1.3%
Utilities	0.0%
Communications	0.0%
Total Common Stocks	79.0%
Preferred Stocks
Technology	4.2%
Utilities	0.6%
Total Preferred Stocks	4.8%
Warrants
Health Care	0.0%
Total Warrants	0.0%
Short-Term Investments	11.6%
Total Investments	95.4%
Other Assets in Excess of Liabilities	4.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2022

Assets:
Investments, at value (cost $10,221,354)	$10,111,555
Cash deposited with brokers for securities sold short	1,312,679
Receivables:
Investment securities sold	4,240
Fund shares sold	280
Dividends and interest	1,112
Prepaid expenses	9,895
Total assets	11,439,761

Liabilities:
Securities sold short, at value (proceeds $860,563)	735,295
Payables:
Investment securities purchased	19,379
Advisory Fees	2,604
Shareholder servicing fees (Note 7)	1,591
Fund administration fees	6,668
Fund accounting fees	13,841
Transfer agent fees and expenses (Note 2)	15,401
Custody fees	2,126
Auditing fees	17,249
Trustees' deferred compensation (Note 3)	7,172
Dividends on securities sold short	3,705
Chief Compliance Officer fees	2,984
Trustees' fees and expenses	1,856
Accrued other expenses	6,493
Total liabilities	836,364

Net Assets	$10,603,397

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$11,766,687
Total accumulated deficit	(1,163,290)
Net Assets	$10,603,397

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$549,721
Shares of beneficial interest issued and outstanding	50,458
Redemption price per share	$10.89

Institutional Class Shares:
Net assets applicable to shares outstanding	$10,053,676
Shares of beneficial interest issued and outstanding	903,045
Redemption price per share	$11.13

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2022

Investment Income:
Dividends	$310,916
Interest	202
Total investment income	311,118

Expenses:
Interest and dividends on securities sold short	302,861
Advisory fees	165,028
Fund accounting fees	55,351
Registration fees	32,882
Transfer agent fees and expenses	28,915
Fund administration fees	26,528
Chief Compliance Officer fees	23,550
Auditing fees	17,249
Custody fees	15,247
Trustees' fees and expenses	6,406
Shareholder reporting fees	5,269
Legal fees	5,057
Sub-transfer agent fees and expenses -Institutional Class	4,967
Miscellaneous	4,124
Insurance fees	2,931
Shareholder servicing fees - Advisor Class (Note 7)	975
Total expenses	697,340
Advisor Fees waived	(165,028)
Other expenses absorbed	(4,661)
Sub-transfer agent fees and expenses -Institutional Class waived	(4,967)
Net expenses	522,684
Net investment income (loss)	(211,566)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,426,059
Securities sold short	(1,628,314)
Net realized gain	797,745
Net change in unrealized appreciation/depreciation on:
Investments	20,289
Securities sold short	(153,380)
Net change in unrealized appreciation/depreciation	(133,091)
Net realized and unrealized gain (loss)	664,654
Net Increase (Decrease) in Net Assets from Operations	$453,088

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(211,566)	$(210,691)
Net realized gain (loss) on investments and securities sold short	797,745	788,209
Net change in unrealized appreciation/depreciation on investments and securities sold short	(133,091)	104,535
Net increase (decrease) in net assets resulting from operations	453,088	682,053

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	182,798	110,865
Institutional Class	1,111,812	2,401,096
Cost of shares redeemed:
Advisor Class	(47,515)	(1,245,998)
Institutional Class	(4,632,721)	(37,816,587)
Net increase (decrease) in net assets from capital transactions	(3,385,626)	(36,550,624)

Total increase (decrease) in net assets	(2,932,538)	(35,868,571)

Net Assets:
Beginning of period	13,535,935	49,404,506
End of period	$10,603,397	$13,535,935

Capital Share Transactions:
Shares sold:
Advisor Class	16,848	10,847
Institutional Class	101,187	229,561
Shares redeemed:
Advisor Class	(4,406)	(120,189)
Institutional Class	(423,640)	(3,634,651)
Net increase (decrease) in capital share transactions	(310,011)	(3,514,432)

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF CASH FLOWS
For the Year Ended June 30, 2022

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$453,088
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchase of long-term investments	(55,609,277)
Sales of long-term investments	73,982,951
Proceeds from securities sold short	13,204,430
Cover short securities	(28,714,372)
Purchase of short-term investment securities, net	537,572
Decrease in receivables for securities sold	3,132
Decrease in dividends and interest receivables	19,080
Increase in other assets	(550)
Decrease in payables for securities purchased	(258,246)
Decrease in dividends on securities sold short payable and interest expense	(47,059)
Decrease in accrued expenses	(26,225)
Net realized gain	(792,910)
Net change in unrealized appreciation/depreciation	133,091
Net cash provided by operating activities	2,884,705

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	1,294,330
Redemption of shares, net of redemption fees	(4,685,765)
Net cash used for financing activities	(3,391,435)

Net decrease in cash	(506,730)

Cash and cash equivalents:
Beginning cash balance	-
Beginning cash held at broker	1,819,409
Total beginning cash and cash equivalents	1,819,409

Ending cash balance	-
Ending cash held at broker	1,312,679
Total cash and cash equivalents	$1,312,679

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.52	$10.17	$10.99	$11.05	$11.07
Income from Investment Operations:
Net investment income (loss)[1]	(0.23)	(0.12)	(0.14)	(0.14)	(0.23)
Net realized and unrealized gain (loss)	0.60	0.47	(0.30)	0.29	0.31
Total from investment operations	0.37	0.35	(0.44)	0.15	0.08

Less Distributions:
From net realized gain	-	-	(0.38)	(0.21)	(0.10)

Redemption fee proceeds[1]	-	-	-	-	- [2]

Net asset value, end of period	$10.89	$10.52	$10.17	$10.99	$11.05

Total return[3]	3.52%	3.44%	(4.21)%	1.38%	0.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$550	$400	$1,499	$3,135	$9,360

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived/recovered	6.53%[4]	3.43%[4]	3.20%[4]	3.00%[4]	2.96%[4]
After fees waived/recovered	4.99%[4]	2.80%[4]	3.23%[4]	3.06%[4]	2.93%[4]

Ratio of net investment income (loss) to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived/recovered	(3.70)%	(1.82)%	(1.24)%	(1.23)%	(2.12)%
After fees waived/recovered	(2.16)%	(1.19)%	(1.27)%	(1.29)%	(2.09)%

Portfolio turnover rate	291%	428%	342%	419%	385%

[1]	Based on average shares outstanding for the period. Effective November 1, 2017, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor.These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 2.75% for the year ended June 30, 2022. For the prior periods, the ratios would have been lowered by 0.56%, 0.99%, 0.82%, and 0.69%, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.72	$10.35	$11.15	$11.17	$11.16
Income from Investment Operations:
Net investment income (loss)[1]	(0.21)	(0.10)	(0.11)	(0.12)	(0.21)
Net realized and unrealized gain (loss)	0.62	0.47	(0.31)	0.31	0.32
Total from investment operations	0.41	0.37	(0.42)	0.19	0.11

Less Distributions:
From net realized gain	-	-	(0.38)	(0.21)	(0.10)

Redemption fee proceeds[1]	-	-	-	-	- [2]

Net asset value, end of period	$11.13	$10.72	$10.35	$11.15	$11.17

Total return[3]	3.82%	3.57%	(3.96)%	1.73%	1.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,054	$13,136	$47,905	$59,821	$63,457

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	6.33%[4]	3.28%[4]	3.04%[4]	2.84%[4]	2.81%[4]
After fees waived and expenses absorbed	4.74%[4]	2.55%[4]	2.98%[4]	2.81%[4]	2.68%[4]

Ratio of net investment income (loss) to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	(3.50)%	(1.67)%	(1.08)%	(1.07)%	(1.97)%
After fees waived and expenses absorbed	(1.91)%	(0.94)%	(1.02)%	(1.04)%	(1.84)%

Portfolio turnover rate	291%	428%	342%	419%	385%

[1]	Based on average shares outstanding for the period. Effective November 1, 2017, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor.These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 2.75% for the year ended June 30, 2022. For the prior periods, the ratios would have been lowered by 0.56%, 0.99%, 0.82%, and 0.69%, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2022

Note 1 – Organization

SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’), and SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”), (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Commodity Strategies Global Macro Fund is classified as a diversified Fund and Merger Arbitrage Fund as a non-diversified Fund.

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary

The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the subsidiary, SilverPepper Commodity Holdings, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the SilverPepper Commodity Strategies Global Macro Fund and SilverPepper Commodity Holdings. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for swap positions. The inception date of the Subsidiary was October 31, 2013. The Funds’ advisor is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator with respect to the Commodities Strategies Global Macro Fund (Pool ID P094777) and the SilverPepper Commodity Holdings (Pool ID P094865). As of June 30, 2022, total assets of the Fund were $211,246,282, of which $40,181,094, or approximately 19.0%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

(e) Futures Contracts

The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Commodity Strategies Global Macro Fund intends primarily to invest in futures contracts and options on them through the Subsidiary. The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund. The Subsidiary may enter into agreements with certain parties which may lower margin deposits and mitigate some of the risks of being required to deliver, or receive, the physical commodity.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Commodity Strategies Global Macro Fund to greater volatility than cash market investments in securities. Prices of commodities and related contracts may fluctuate significantly and unpredictably over short periods for a variety of reasons, including changes in interest rates, overall market movements, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

(f) Futures Options

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (purchase) or short position (write) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. When the Funds purchase or write an option, an amount equal to the premium paid or received by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option purchased or written.  Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions.    The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.  The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.

(g) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

(h) Short-Term Investments

The Commodity Strategies Global Macro Fund may invest a significant amount (78.5% as of June 30, 2022) in the UMB Bank demand deposit. The UMB Bank demand deposit acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk.  The risk is managed by monitoring the financial institution in which the deposits are made.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees and certain transfer agent fees and expenses discussed below, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, written options contracts and futures contracts, the Funds may be required to maintain collateral in various forms. At June 30, 2022, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of written options contracts, futures contracts or short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At June 30, 2022, these segregated margin deposit accounts are denoted in each Fund’s Statement of Assets and Liabilities.

(j) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended June 30, 2019-22, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(l) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of each Fund’s respective average daily net assets. The Advisor has engaged Galtere Inc. (“Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub-Advisor from its advisory fees. The Advisor has engaged Chicago Capital Management, LLC (“Chicago Capital”) to manage the Merger Arbitrage Fund and pays the Chicago Capital Sub-Advisor from its advisory fees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual operating expenses (including Subsidiary expenses (except as noted below), but excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Commodity Strategies Global Macro Fund’s Advisor Class and Institutional Class shares, respectively. The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively. These agreements are effective until October 31, 2031, and they may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

The Advisor also is the investment advisor for the Subsidiary. Effective November 1, 2017, the Commodity Strategies Global Macro Fund’s Board of Trustees amended this undertaking to remove the management fee paid at the annual rate of 1.50% of the subsidiary’s average daily net assets. Prior to November 1, 2017, the Subsidiary agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets. Also, prior to November 1, 2017, the Advisor contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it received from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.

For the year ended June 30, 2022, the Advisor recovered $58,120 of previously waived fees for the Commodity Strategies Global Macro Fund, which is attributable to the Institutional Class shares’ sub-transfer agency expenses. There are no amounts of previously waived advisory fees and/or other expenses absorbed for the Commodity Strategies Global Macro Fund available for recapture by the Advisor. For the Merger Arbitrage Fund, the Advisor waived fees of $6,021 from the Advisor Class shares, $163,668 from the Institutional Class shares, and $4,967 attributable to the Institutional Class shares’ sub-transfer agency expenses. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

	Merger Arbitrage Fund
	Advisor	Institutional	Total
2023	$-	$31,131	$31,131
2024	6,845	152,850	159,695
2025	6,021	168,635	174,656
Total	$12,866	$352,616	$365,482

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2022, are reported on the Statement of Operations.

The Commodity Strategies Global Macro Fund and Merger Arbitrage Fund each have a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended June 30, 2022, the total fees reduced by earning credits were $1,148 and $0, for the Commodity Strategies Global Macro Fund and Merger Arbitrage Fund, respectively.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

For the year ended June 30, 2022, UMBFS received transfer agent fees as follows:

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

Transfer agent fees paid to UMBFS
Commodity Strategies Global Macro Fund	$41,518
Merger Arbitrage Fund	28,915

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2022, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2022, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2022, gross unrealized appreciation and depreciation on investments owned by the Funds and securities sold short, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Cost of investments	$168,054,184	$9,335,592

Gross unrealized appreciation	$85,847	$188,892
Gross unrealized depreciation	(97,209)	(148,224)
Net unrealized appreciation on investments	$(11,362)	$40,668

The difference between cost amounts for financial statement and federal income tax purposes is due to return of capital.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

	Paid-in Capital	Total Distributable Earnings (Loss)
Commodity Strategies Global Macro Fund	$(44,077,341)	$44,077,341
Merger Arbitrage Fund	(117,871)	117,871

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Undistributed ordinary income	$42,946,444	$-
Undistributed long-term capital gains	-	-
Tax accumulated earnings	42,946,444	-
Accumulated capital and other losses	(3,670,473)	(1,196,786)
Unrealized appreciation (depreciation) on investments	(11,362)	40,668
Other differences	55,663,795	-
Unrealized Deferred Compensation	(7,746)	(7,172)
Total accumulated earnings (deficit)	$94,920,658	$(1,163,290)

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

As of June 30, 2022, the Merger Arbitrage Fund had qualified Late-Year Losses of $128,614 which are deferred until fiscal year 2022 for tax purposes. Net late-year losses that are deferred, are deemed to arise on the first day of the Merger Arbitrage Fund's next taxable year.

At June 30, 2022, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total

Commodity Strategies Global Macro Fund	$-	$3,670,473	$3,670,473
Merger Arbitrage Fund	1,068,172	-	1,068,172

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	Commodity Strategies Global Macro Fund		Merger Arbitrage Fund
	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$31,942,318	$-	$-	$-
Net long-term capital gains	-	-	-	-
Total taxable distributions	31,942,318	-	-	-
Total distributions paid	$31,942,318	$-	$-	$-

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

Note 5 – Investment Transactions

The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world. For the year ended June 30, 2022, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $546,408 and $714,982, respectively. Securities sold short and short securities covered were $0 and $0, respectively, for the same period.

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. For the year ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were $55,609,277 and $73,982,951, respectively. Securities sold short and short securities covered were $13,204,430 and $28,714,372, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2022, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2022, in valuing the Funds’ assets carried at fair value:

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

Commodity Strategies Global Macro Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
U.S. Government and Agencies	$-	$4,998,165	$-	$4,998,165
Short-Term Investments	162,865,083	-	-	162,865,083
Total Investments	162,865,083	4,998,165	-	167,863,248
Purchased Options Contracts	4,795,631	2,475,550	-	7,271,181
Total Investments and Options	167,660,714	7,473,715	-	175,134,429
Other Financial Instruments*
Futures Contracts	13,164,811	-	-	13,164,811
Forward Foreign Currency Contracts	-	1,354	-	1,354
Total Assets	$180,825,525	$7,475,069	$-	$188,300,594

Liabilities
Investments
Written Options Contracts	$2,920,100	$-	$-	$2,920,100
Total Investments	2,920,100	-	-	2,920,100

Other Financial Instruments*
Futures Contracts	12,360,136	-	-	12,360,136
Forward Foreign Currency Contracts	-	200,445	-	200,445
Total Liabilities	$15,280,236	$200,445	$-	$15,480,681

*	Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

**	The Fund did not hold any Level 3 securities at period end.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

Merger Arbitrage Fund	Level 1	Level 2*	Level 3	Total
Assets
Investments
Common Stocks[1]	$8,378,820	$-	$-	$8,378,820
Preferred Stocks[1]	503,528			503,528
Warrants[1]	-	-	0	-
Short-Term Investments	1,229,207	-	-	1,229,207
Total Assets	$10,111,555	$-	$0	$10,111,555

Liabilities
Securities Sold Short
Common Stocks[1]	$735,295	$-	$-	$735,295
Total Liabilities	$735,295	$-	$-	$735,295

[1]	For a detailed break-out of common stocks, preferred stocks and warrants, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 securities at period end.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the year ended June 30, 2022. The Merger Arbitrage Fund did not invest in any derivatives during the year ended June 30, 2022.

The effects of these derivative instruments on the Commodity Strategies Global Macro Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Commodity Strategies Global Macro Fund as of June 30, 2022 by risk category are as follows:

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$7,091,606	Written options contracts, at value	$2,920,100
	Variation margin	13,158,173	Variation margin	12,216,829
Equity contracts	Purchased options contracts, at value	68,325	Written options contracts, at value	-
	Variation margin	6,638	Variation margin	-
Foreign exchange contracts	Purchased options contracts, at value	111,250	Written options contracts, at value	-
	Variation margin	-	Variation margin	143,307
	Unrealized appreciation on forward foreign currency exchange contracts	1,354	Unrealized depreciation on forward foreign currency exchange contracts	200,445
Total		$20,437,346		$15,480,681

The effects of the Commodity Strategies Global Macro Fund’s derivative instruments on the Statement of Operations for the year ended June 30, 2022 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(62,953,001)	$79,390,804	$23,197,164	$-	$39,634,967
Equity contracts	(2,576,437)	2,762,427	732,501	-	918,491
Foreign exchange contracts	(2,113,111)	273,530	245,780	(447,391)	(2,041,192)
Interest rate contracts	(6,494)	50,281	-	-	43,787
Total	$(67,649,043)	$82,477,042	$24,175,445	$(447,391)	$38,556,053

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$1,048,421	$(5,566,161)	$(414,247)	$-	$(4,931,987)
Equity contracts	(25,696)	101,921	-	-	76,225
Foreign exchange contracts	(147,626)	340,380	-	(162,818)	29,936
Total	$875,099	$(5,123,860)	$(414,247)	$(162,818)	$(4,825,826)

The quarterly average volumes of derivative instruments in the Commodity Strategies Global Macro Fund as of June 30, 2022 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Commodity contracts	Purchased options contracts	$257,998,698
	Long futures contracts	210,101,210
	Short futures contracts	(22,529,592)
	Written options contracts	(40,497,585)
Equity contracts	Purchased options contracts	12,440,600
	Long futures contracts	112,359
	Short futures contracts	(305,748)
	Written options contracts	(3,675,500)
Foreign exchange contracts	Purchased options contracts	93,480,125
	Long futures contracts	13,273,908
	Long forward foreign currency exchange contracts	3,997,240
	Short futures contracts	(2,257,931)
	Short forward foreign currency exchange contracts	(349,273)
	Written options contracts	(2,912,500)

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for Commodity Strategies Global Macro Fund.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

The Commodity Strategies Global Macro Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on forward foreign currency exchange contracts – liability payable	Societe Generale	$(199,091)	$-	$199,091	$-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 – New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2022

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of SilverPepper Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statement of assets and liabilities of SilverPepper Merger Arbitrage Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2022, the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and with respect to SilverPepper Merger Arbitrage Fund the statement of cash flows, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of the SilverPepper Merger Arbitrage Fund as of June 30, 2022, the results of their operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and with respect to SilverPepper Merger Arbitrage Fund cash flows, the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and their financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting SilverPepper Funds	Statement of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)	Statement of Cash Flows	Statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)	Financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)
SilverPepper Commodity Strategies Global Macro Fund	For the year ended June 30, 2022.	N/A	For each of the two years in the period ended June 30, 2022.	For each of the five years in the period ended June 30, 2022.
SilverPepper Merger Arbitrage Fund	For the year ended June 30, 2022.	For the year ended June 30, 2022.	For each of the two years in the period ended June 30, 2022.	For each of the five years in the period ended June 30, 2022.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2022

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2022, 0% and 0% of the dividends to be paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Commodity Strategies Fund and Merger Arbitrage Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Commodity Strategies Fund and Merger Arbitrage Fund, respectively, designates income dividends of 0% and 0% as qualified dividend income paid during the fiscal year ended June 30, 2022.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014);Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	2	None.
Interested Trustee:
John P. Zaderᵃ† (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014);President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 60 portfolios).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustee:
Maureen Quillᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	None.
Officers of the Trust:
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).

			N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	Mr. Zader is an “interested person” of the Trust by virtue of the employment of a member of his immediate family with an investment advisor to certain series of the Trust.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

SilverPepper Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2022 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Commodity Strategies Global Macro Fund		1/1/2022	6/30/2022	1/1/2022 - 6/30/2022
Advisor Class	Actual Performance	$1,000.00	$1,130.90	$10.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.06	9.81
Institutional Class	Actual Performance	1,000.00	1,131.20	10.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.05	9.82

*	Expenses are equal to the Fund’s annualized expense ratios of 1.96% and 1.97% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflects a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

SilverPepper Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended June 30, 2022 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Merger Arbitrage Fund		1/1/2022	6/30/2022	1/1/2022 - 6/30/2022
Advisor Class	Actual Performance	$1,000.00	$1,004.60	$16.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.55	16.31
Institutional Class	Actual Performance	1,000.00	1,006.30	13.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.07	13.80

*	Expenses are equal to the Fund’s annualized expense ratios of 3.28% and 2.77% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

SilverPepper Funds

Each a series of Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
332 Skokie Valley Road, Suite 224
Highland Park, Illinois 60035

Sub-Advisor to the Commodity Strategies Global Macro Fund
Galtere Inc.
25887 County Road 12

Preston, Minnesota 55965

Sub-Advisor to the Merger Arbitrage Fund
Chicago Capital Management, LLC

311 South Wacker Drive, Suite 6025

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735

Privacy Principles of the SilverPepper Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (855) 554-5540 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 554-5540.

SilverPepper Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 554-5540

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-554-5540.

Item 3. Audit Committee Financial Expert.

The registrants board of trustees has determined that there is at least on audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert’ and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2022	FYE 6/30/2021
Audit Fees	$32,250	$31,600
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/8/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/8/2022